VIZACOM INC.

                              List of Subsidiaries
                                (April 2, 2001)
                                                  State or Other Jurisdiction of

Name                                              Incorporation or Organization
----                                              ------------------------------
Dialogue 24 GmbH. . . . . . . . . . . . . . . . . . . . . . . . .        Germany
Dialog24 Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .       Delaware
Digital Paper, Inc. . . . . . . . . . . . . . . . . . . . . . . .     California
Grafox Limited. . . . . . . . . . . . . . . . . . . . . . . . . . United Kingdom
Precision Software Limited. . . . . . . . . . . . . . . . . . . . United Kingdom
PSL GmbH. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        Germany
PWR Systems, Inc. (d/b/a Vizy Interactive - PWR Systems). . . . .       Delaware
Renaissance Multimedia, Inc. (d/b/a Vizy Interactive New York). .       Delaware
Software Publishing Asia Pacific Corporation. . . . . . . . . . .     California
Software Publishing Corporation . . . . . . . . . . . . . . . . .       Delaware
Software Publishing Corporation Belgium . . . . . . . . . . . . .     California
Software Publishing Corporation Europe. . . . . . . . . . . . . .     California
Software Publishing Corporation SPC (Italia) s.r.l. . . . . . . .          Italy
Software Publishing Corporation Netherlands . . . . . . . . . . .     California
Software Publishing Corporation (Scandinavia) AB. . . . . . . . .         Sweden
Software Publishing Deutschland GmbH. . . . . . . . . . . . . . .        Germany
Software Publishing France, SARL. . . . . . . . . . . . . . . . .         France
Software Publishing International Corporation (FSC) . . . . . . .       Barbados
Software Publishing Limited . . . . . . . . . . . . . . . . . . . United Kingdom
VisualCities.com Inc. . . . . . . . . . . . . . . . . . . . . . .       Delaware
Vizy Interactive Inc. . . . . . . . . . . . . . . . . . . . . . .       Delaware